                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             October 25, 2005

          Island Pacific, Inc. (formerly known as SVI Solutions, Inc.)
   __________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
   __________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                          33-0896617
_____________________________                  _________________________________
(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
________________________________________________________________________________
(Address of Principal Executive Offices)                             (Zip Code)

                                 (949) 476-2212
   __________________________________________________________________________
              (Registrant's telephone number, including area code)

   ___________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

On October 25, 2005, the American Stock Exchange ("AMEX") notified Island Pacific, Inc. (the "Company") of the decision by the AMEX Listing Qualifications Panel (the "Panel") to delist the Company's common stock from AMEX. The decision follows a hearing before the Panel on October 18, 2005. The Panel affirmed the AMEX staff's determination to delist the Company's common stock due to the Company's non-compliance with certain Amex continued listing standards. Specifically, the Panel agreed with the AMEX staff's analysis that the Company is not in compliance with: (1) Sections 134 and 1101 of the Amex Company Guide (the "Company Guide"), in that the Company has failed to file its Form 10-K for the fiscal year ended March 31, 2005 and its Form 10-Q for the quarter ended June 30, 2005; and (2) Section 1003(a)(iv) of the Company Guide, in that the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

AMEX will suspend trading in the Company's common stock as soon as practicable in accordance with Section 1204(d) of the AMEX Company Guide and will file an application with the U.S. Securities and Exchange Commission to strike the Company's common stock from listing and registration when and if authorized in accordance with Sections 1205(g), 1206(d) and 1206(e) of the AMEX Company Guide.

Following delisting, the Company expects its common stock to be quoted on the Pink Sheets.

The Company issued a press release on October 31, 2005, announcing the foregoing, a copy of which is attached as hereto as Exhibit 99.1.

ITEM 9.01         EXHIBITS

Exhibit No.                            Description
-----------                            -----------
99.1                       Press release dated October 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         Island Pacific, Inc.

Date:   October 31, 2005                 By:  /s/ Barry Schechter
                                              -----------------------------
                                         Name:  Barry Schechter
                                         Title:   Chief Executive Officer